Exhibit 10.91

FIRST AMENDMENT TO STOCKHOLDERS’ AGREEMENT, dated as of                  , 2012, by and among Apollo Hamlet Holdings, LLC, a Delaware limited liability company, Apollo Hamlet Holdings B, LLC, a Delaware limited liability company, TPG Hamlet Holdings, LLC, a Delaware limited liability company, TPG Hamlet Holdings B, LLC, a Delaware limited liability company, Co-Invest Hamlet Holdings, Series LLC, a Delaware series limited liability company, Co-Invest Hamlet Holdings B, LLC, a Delaware series limited liability company, Hamlet Holdings LLC, a Delaware limited liability company, and Caesars Entertainment Corporation, a Delaware corporation (formerly known as Harrah’s Entertainment, Inc.) (the “Company”).

WHEREAS, the parties hereto are parties to that certain Stockholders’ Agreement, dated as of January 28, 2008 (the “Stockholders’ Agreement”); and

WHEREAS, in accordance with Section 6.07 of the Stockholders’ Agreement, the parties hereto wish to amend the Stockholders’ Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Stockholders’ Agreement. The definition of “Initial Public Offering” in Section 1.01 of the Stockholders Agreement is hereby amended and restated in its entirety as follows:

““Initial Public Offering” means the first bona fide firm commitment underwritten public offering and sale of common stock, limited liability company interests or other equity securities of the Company or its successors for cash pursuant to an effective registration statement (other than Form S-4, S-8 or a comparable form) under the Securities Act, and in which such shares of common stock, limited liability company interests or other equity securities are listed on the New York Stock Exchange, the NASDAQ Stock Market or another internationally recognized stock exchange; provided, that, notwithstanding the foregoing, the firm commitment underwritten public offering and sale of common stock pursuant to the Registration Statement on Form S-1 originally filed by the Company with the SEC on November 15, 2011 (as may be amended from time to time) shall not constitute an Initial Public Offering.”

2. Effect on Stockholders’ Agreement. This Amendment shall not constitute a waiver, amendment or modification of any provision of the Stockholders’ Agreement not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Stockholders’ Agreement are and shall remain in full force and effect and are hereby ratified and confirmed. On and after the date hereof, each reference in the Stockholders’ Agreement to “this Agreement,” “herein,” “hereof,” “hereunder” or words of similar import shall mean and be a reference to the Stockholders’ Agreement as amended hereby.

3. Miscellaneous.

(a) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof that would result in the application of the laws of any other jurisdiction.

(b) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN CONNECTION WITH ANY MATTER RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(c) Jurisdiction; Venue. With respect to any disputes arising out of or related to this Amendment, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in the State of Delaware.

(d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original (including facsimile signatures and signatures sent in PDF format via electronic mail), but all of such counterparts together shall be deemed to be one and the same instrument.

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2

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first written above.

APOLLO HAMLET HOLDINGS, LLC

By:
Name:
Title:

APOLLO HAMLET HOLDINGS B, LLC

By:
Name:
Title:

APOLLO INVESTMENT FUND VI, L.P.

By:	Apollo Advisors VI, L.P., its general partner

By:	Apollo Capital Management VI, LLC, its general partner

By:
Name:
Title:

[Signature Page to First Amendment to Stockholders’ Agreement]

TPG HAMLET HOLDINGS, LLC

By:
Name:
Title:

TPG HAMLET HOLDINGS B, LLC

By:
Name:
Title:

TPG V HAMLET AIV, L.P.

By:
Name:
Title:

[Signature Page to First Amendment to Stockholders’ Agreement]

CO-INVEST HAMLET HOLDINGS, SERIES LLC

By:
Name:
Title:

CO-INVEST HAMLET HOLDINGS B, LLC

By:
Name:
Title:

[Signature Page to First Amendment to Stockholders’ Agreement]

HAMLET HOLDINGS LLC

By:
Name:
Title:

[Signature Page to First Amendment to Stockholders’ Agreement]

CAESARS ENTERTAINMENT CORPORATION

By:
Name:
Title:

[Signature Page to First Amendment to Stockholders’ Agreement]